Exhibit 10.9        Form of Conversion Agreement and General Release dated April 30, 2013, between Digital Creative Development Corporation and Goren Bros, LP. (6)

CONVERSION AGREEMENT AND GENERAL RELEASE

This Conversion Agreement and General Release (this “Agreement”) is made and entered into this 30th day of April, 2013 (the “Effective Date”), by and among Digital Creative Development Corporation, a Delaware corporation (“DCDC Delaware”), Digital Creative Development Corporation, a Utah corporation (“DCDC” or the “Company”) located at 720 Fifth Avenue, 10th Floor, New York, NY 10019, and the Goren Bros, LP (“Noteholder”), located 1211 Avenue of the Americas, 33rd Floor, New York, NY 10019. DCDC Delaware, DCDC and the Noteholder are hereinafter sometimes referred to individually as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS, Noteholder is the holder of a promissory note originally issued by DCDC Delaware in the aggregate principal amount of $60,000 (the “Note”);

WHEREAS, Noteholder, the other holders of DCDC Delaware’s promissory notes (together with the Note, the “Investor Notes”) and DCDC Delaware wish to convert the entire principal amount of the Note and all accrued and unpaid interest of $159,276 thereon into shares of common stock, par value $.01 per share (“Common Stock”), of DCDC (such conversion is hereinafter referred to as the “Conversion”), upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, upon the Conversion, the Note shall be extinguished and cancelled and all remaining outstanding obligations of DCDC Delaware under the Note shall be terminated.

AGREEMENT

NOW THEREFORE, in consideration of the premises, mutual covenants, understandings and agreements contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and in complete settlement all of the parties' claims against each other, is the Parties hereby agree as follows:

1. Incorporation of Recitals. The Parties hereby agree and acknowledge that all of the Recitals set forth hereinabove are true, complete and correct in every respect and hereby incorporate said Recitals into this Agreement by this reference.

2. Conversion of Note. Effective as of the Effective Date, the entire principal amount of the Note and all accrued and unpaid interest thereon shall be converted into 2,562,472 shares of Common Stock. Such conversion is hereinafter referred to as the “Conversion,” and the shares of Common Stock to be received upon such Conversion, and any shares of Common Stock to be hereafter received in respect of such shares by way of a stock dividend, stock split, subdivision, reclassification or combination (as contemplated by Section 3(a) and Section 3(b)) are hereinafter referred to as the “Conversion Shares.” On the Effective Date, Noteholder shall deliver the original Note to DCDC Delaware for Conversion, and within five business days following the Effective Date, DCDC shall deliver to Noteholder one or more certificates representing the Conversion Shares, free and clear of any liens or other encumbrances. The Conversion shall be effective as of 11:59 p.m. on the Effective Date.

3. Adjustment of the Conversion Price. The Conversion Price shall be adjusted from time to time as follows:

(a) Issuances of Common Stock. If between the date hereof and the Effective Date DCDC Delaware shall pay or make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue, Common Stock or securities convertible into or exercisable for Common Stock or rights, options or warrants entitling the holders thereof to subscribe for or purchase Common Stock (including without limitation the issuance of options or other equity securities under any equity compensation plan or agreement of DCDC Delaware), the Conversion Price in effect at the close of business on the date fixed for the determination of stockholders entitled to receive such securities, rights or warrants or for such issuance shall be reduced by multiplying such Conversion Price by a fraction, of which the numerator shall be the number of Fully-Diluted Shares (as defined below) outstanding at the close of business on the date fixed for such determination (but prior to such issuance) and the denominator shall be such number of Fully-Diluted Shares plus the number of shares of Common Stock so issued, offered for subscription or purchase or issuable upon conversion or exercise of the securities included in such issuance, dividend or other distribution, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for such determination or for such issuance; provided, however, that no such adjustment shall be made upon the issuance of shares of Common Stock or securities convertible into or exercisable for Common Stock, in connection with (1) the exercise of options pursuant to an equity incentive or similar compensation plan or (2) the conversion or exercise of any other convertible or derivative security the grant or issuance of which security previously resulted in a reduction of the Conversion Price hereunder. For the purposes of this subparagraph (i), the number of Fully-Diluted Shares at any time shall not include shares held in the treasury of DCDC Delaware. For purposes of this subparagraph (i), the issuance of rights or warrants to subscribe for or purchase stock or securities convertible into or exchangeable for Common Stock shall be deemed to be the issuance of rights, options or warrants to purchase the Common Stock into which such stock or securities are convertible or exercisable. In case any securities or rights, options or warrants referred to in this subparagraph (i) in respect of which an adjustment shall have been made shall expire unexercised within 45 days after the same shall have been distributed or issued by DCDC Delaware, the Conversion Price shall be readjusted at the time of such expiration to the Conversion Price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights, options or warrants. “Fully-Diluted Shares” means the number of shares of Common Stock issued and outstanding assuming the exercise of all outstanding options, warrants and rights to acquire, and the conversion of any securities convertible or exercisable into, Common Shares (including all Investor Notes), whether or not then vested, convertible or exercisable.

(b) Stock Splits, Subdivisions, Reclassifications or Combinations. In case outstanding shares of Common Stock shall be subdivided or reclassified into a greater number of shares of Common Stock, the Conversion Price in effect at the close of business on the day upon which such subdivision or reclassification becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall each be combined or reclassified into a smaller number of shares of Common Stock, the Conversion Price in effect at the close of business on the day upon which such combination or reclassification becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately prior to the opening of business on the day following the day upon which such subdivision or combination becomes effective.

(c) Common Stock. For the purposes of this Agreement, the term “Common Stock” shall mean (x) (i) the Common Stock or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value or from no par value to par value, or from par value to no par value and (y) any securities having economic terms similar to the Common Stock. In the event that at any time as a result of an adjustment made pursuant to the provisions of this Section 3, the holder shall become entitled to receive any shares of DCDC Delaware other than Common Stock, thereafter the number of such other shares so receivable upon conversion of this Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 3, and the other provisions of this Agreement with respect to the Common Stock shall apply on like terms to any such other shares.

(d) Reservation of Shares. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued stock, for the purpose of effecting the conversion or redemption of the Investor Notes, such number of its duly authorized Common Stock as shall from time to time be sufficient for the conversion of all outstanding Investor Notes into Common Stock at any time. The Company shall, from time to time and in accordance with the Delaware law, cause the authorized number of Common Shares to be increased if the aggregate of the number of authorized Common Shares remaining unissued and the issued Common Shares reserved for issuance in any other connection shall not be sufficient for the conversion of all outstanding (and issuable as set forth above) Investor Notes into Common Stock at any time.

4. Incidental Registration.

(a) Right to Include Conversion Shares. If at any time from and after the date hereof the Company proposes to register any of its Common Stock under the Securities Act of 1933, as amended (the “Securities Act”) (other than any registration of public sales or distributions solely by and for the account of the Company of securities issued (x) pursuant to any employee benefit or similar plan or any dividend reinvestment plan or (y) in any acquisition by the Company), either in connection with a primary offering for cash for the account of the Company or a secondary offering for the amount of any holders of the Company’s securities (in each case, an “Incidental Registration”), the Company shall, each time it intends to effect such a registration, give written notice to all holders of Conversion Shares at least ten (10) but no more than thirty (30) business days prior to the expected initial filing of a registration statement with the SEC pertaining thereto (an “Incidental Registration Statement”), informing such holders of its intent to file such Incidental Registration Statement, the expected filing date, and of the holders’ rights to request the registration of certain Conversion Shares held by the holders under this Section 4(a) (the “Company Notice”). Upon the written request of any holder made within seven (7) Business Days after any such Company Notice is given (which request shall specify the Conversion Shares intended to be disposed of by such holder and the intended method of distribution thereof), the Company will use all reasonable efforts to effect the registration under the Securities Act of all Conversion Shares that the Company has been so requested to register by such holders to the extent required to permit the disposition (in accordance with the intended methods of distribution thereof or, in the case of a registration which is intended to effect a primary offering for cash for the account of the Company, in accordance with the Company’s intended method of distribution) of the Conversion Shares so requested to be registered, including, if necessary, by filing with the Securities and Exchange Commission (the “SEC”) a post-effective amendment or a supplement to the Incidental Registration Statement or the related prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Incidental Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Incidental Registration Statement or by the Securities Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Incidental Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Conversion Shares and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Conversion Shares in connection with such registration (but not from its obligation to pay the Registration Expenses (as defined below) incurred in connection therewith), and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay registration of any Conversion Shares requested to be included in such Incidental Registration Statement for the same period as the delay in registering such other securities.

(b) Priority in Incidental Registrations. If a registration pursuant to this Section 4 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, and the sole underwriter or the lead managing underwriter, as the case may be, of such underwritten offering shall advise the Company on or before the date two days prior to the date then scheduled for such offering that, in its opinion, the amount of securities (including Conversion Shares) requested to be included in such registration exceeds the amount that can be sold in (or during the time of) such offering without adversely affecting the distribution of the securities being offered, then the Company shall be required to include in such registration, unless the managing underwriter shall otherwise specify (which specification may not adversely affect any holder relative to any other holder), first, all the securities entitled to be sold pursuant to such Incidental Registration Statement without reference to the incidental registration rights of any holder of Conversion Shares or any other shares of capital stock of the Company, and second a number of Conversion Shares to be allocated pro rata on the basis of the number of Conversion Shares beneficially owned at that time by all the holders requesting to participate in the underwritten offering and included in such request (based on the number of shares of fully diluted Common Stock represented by or that may be acquired upon exercise of such Conversion Shares) or on such other basis as shall be agreed among the holders; provided, however, that in the event the Company will not, by virtue of this paragraph, include in any such registration all of the Conversion Shares of any holder requested to be included in such registration, such holder may, upon written notice to the Company given within three (3) days of the time such holder first is notified of such matter, reduce the amount of Conversion Shares it desires to have included in such registration, whereupon only the Conversion Shares, if any, it desires to have included will be so included and the holders not so reducing shall be entitled to a corresponding increase in the amount of Conversion Shares to be included in such registration.

(c) Expenses. The Company agrees to pay all Registration Expenses in connection with each of the registrations requested pursuant to Section 4. All Selling Expenses (as defined below) relating to securities registered on behalf of holders shall be borne by the holders of securities included in such registration pro rata on the basis of the number of Conversion Shares so registered.

(d) Effective Registration Statement; Suspension. A Registration Statement pursuant to Section 4 shall not be deemed to have become effective (and the related registration will not be deemed to have been effected) unless it has been declared effective by the SEC, prior to a request by the holders of a majority of the Conversion Shares included in such registration that such Registration Statement be withdrawn; provided, however, that if, after it has been declared effective, the offering of any Conversion Shares pursuant to such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement shall be deemed not to have become effective and the related registration will not be deemed to have been effected.

(e) Selection of Underwriters. The Company shall have the sole and exclusive right with respect to any Conversion Shares sold in an underwritten offering to select the investment banker or investment bankers and manager or managers that will serve as lead and co-managing underwriters with respect to the offering of such Conversion Shares. No holder may participate in any underwritten offering hereunder unless such holder (a) agrees to sell such holder’s securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents required by such investment banker or investment bankers, or otherwise, under the terms of such Underwritten Offering.

(f) Certain Definitions.

(1) Registration Expenses means (i) all registration, listing, qualification and filing fees (including any NYSE or NASD filing fees), (ii) fees and disbursements of counsel for the Company, (iii) accounting fees incident to any such registration, (iv) blue sky fees and expenses (including counsel fees in connection with the preparation of a Blue Sky Memorandum and legal investment survey), (v) all reasonable expenses of any Persons incurred on behalf of the Holders or the Company in preparing or assisting in preparing, printing, distributing, mailing and delivering any Registration Statement, any Prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents relating to the performance of and compliance with this Agreement, (vi) the expenses incurred in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Shares which are customarily borne by the issuer, (vii) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties) and (viii) the reasonable fees and expenses of the Holders incurred in connection with the sale of Registrable Shares (excluding fees and expenses of counsel for the Holders); provided, however, that Registration Expenses shall not include any Selling Expenses.

(2) Selling Expenses means underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the holders.

5. Representations of Note Holder. Noteholder represents and warrants to DCDC as follows:

(a) Authorization. All action on the part of the Noteholder and, if applicable, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein has been taken. The Noteholder has all requisite corporate power to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

(b) Acquisition for Investment. Upon conversion of the Note, the Noteholder will be acquiring the Conversion Shares for investment, for its own account, and not for resale or with a view to distribution thereof in violation of the Securities Act.

(c) Accredited Investor. The Noteholder certifies and represents to DCDC that at the time the Noteholder acquires any of the Conversion Shares, the Noteholder will be an “Accredited Investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring the Shares. The Noteholder's financial condition is such that it is able to bear the risk of holding the Conversion Shares for an indefinite period of time and the risk of loss of its entire investment. The Noteholder has been afforded the opportunity to ask questions of and receive answers from the management of DCDC concerning this investment and has sufficient knowledge and experience in investing in companies similar to DCDC in terms of DCDC's stage of development so as to be able to evaluate the risks and merits of its investment in DCDC.

(d) No Registration. The Noteholder understands that the Conversion Shares have not been and will note be registered under the Securities Act, by reason of their issuance by DCDC in a transaction exempt from the registration requirements of the Securities Act, and that the Conversion Shares must continue to be held by the Noteholder unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. The Noteholder understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable. Rule 144 may afford the basis for sales only in limited amounts.

(e) No Conflict. The execution and delivery of this Agreement by the Noteholder and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default by the Noteholder (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the organizational documents of the Noteholder or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Noteholder or its properties or assets.

(f) No Assignment. Noteholder has not assigned or in any other way conveyed, transferred or encumbered all or any portion of the claims or rights covered by this Agreement. Noteholder is executing this Agreement voluntarily, after consultation with counsel, and with full knowledge of its significance.

6. Representations of DCDC and DCDC Delaware. DCDC and DCDC Delaware each represents and warrants to Noteholder as follows:

(a) Authorization. All action on its part and its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein has been taken. It has all requisite corporate power to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

(b) No Conflict. The execution and delivery of this Agreement by it and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default by it (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of its organizational documents or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to it or its properties or assets.

(c) No Assignment. It has not assigned or in any other way conveyed, transferred or encumbered all or any portion of the claims or rights covered by this Agreement.

7. Legend. Each certificate representing any of the Conversion Shares shall be endorsed with the legend set forth below, and Noteholder covenants that, except to the extent such restrictions are waived by DCDC, it shall not transfer the Conversion Shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legend endorsed on such certificate:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SAID ACT AND, IF REQUESTED BY SHAREHOLDER, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SHAREHOLDER THAT THE PROPOSED TRANSFER IS EXEMPT FROM SAID ACT.”

8. Noteholder's General Release of Claims.

(a) As a material inducement for DCDC and DCDC Delaware to enter into this Agreement, the Noteholder hereby irrevocably and unconditionally releases, acquits and forever discharges DCDC and DCDC Delaware, and their respective shareholders, officers, directors, consultants, agents, predecessors, successors, assigns, employees, representatives, affiliates, and all persons acting by, through, under or in concert with any of them (such persons are collectively referred to herein as the “DCDC Parties”), whether in their individual or professional capacities, from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including reasonable attorney’s fees and costs incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, relating to any matter up to and through the date hereof, including, without limitation, those directly or indirectly arising out of or in any way connected with the sale of Common Stock through such date, and any rights of Noteholder under the Note or General Release between the Parties hereto of even date herewith.

(b) The Noteholder agrees not to bring any action, suit or proceeding whatsoever (including the initiation of governmental proceedings or investigations of any type) against any of the DCDC Parties hereto for any matter or circumstance concerning which the Noteholder has released the DCDC Parties under this Agreement. Furthermore, the Noteholder agrees not to encourage any other person or suggest to any other person that he or it institute any legal action against the DCDC Parties.

9. Miscellaneous.

(a) Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

(b) Expenses. Each party will bear its own costs and expenses in connection with this Agreement.

(c) Assignment. The rights and obligations of the Parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party. Neither party may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of the other party. In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of the Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the other party.

(d) Survival. The respective representations and warranties given by the parties hereto, and the other covenants and agreements contained herein, shall survive the Closing Date and the consummation of the transactions contemplated herein for a period of one year, without regard to any investigation made by any party.

(e) Counterparts. This Agreement may be executed in a number of counterparts, each of which together, shall for all purposes constitute one Agreement, binding on all of the parties hereto, notwithstanding that all such parties have not signed the same counterpart.

(f) Governing Law. The laws of the State of New York will govern this Agreement, its interpretation and construction, and all issues pertaining to it, without regard to any conflict of law rule or principle that would give effect to the laws of another jurisdiction.

(g) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the personal representatives and successors of the respective parties.

(h) Severability. If any provision of this Agreement is invalid, illegal or unenforceable under any applicable statute or rule of law, it is to that extent to be deemed omitted. The remainder of the Agreement shall be valid and enforceable to the maximum extent possible.

(i) Entire Agreement. This Agreement between the Parties constitutes the entire agreement between the Parties hereto respecting the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by DCDC and the Noteholder.

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have executed and delivered this Agreement as of the date first above written.

DIGITAL CREATIVE DEVELOPMENT CORPORATION

a Delaware corporation

By: /s/ Gary Herman

Name: Gary Herman

Title: President

Date: 6/4/13

DIGITAL CREATIVE DEVELOPMENT CORPORATION

a Utah corporation

By: /s/ Gary Herman

Name: Gary Herman

Title: President

Date: 6/4/13

NOTEHOLDER

By: /s/ Alexander Goren

Name: Alexander Goren

Title (if applicable): Partner

Date: 6/4/13